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                                                                   Exhibit 3-207

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

                                                                      C4 - 2608

                             STATE OF NEW HAMPSHIRE

                                                                     Form LP-1
                                                                  RSA 304-B: 8

                       CERTIFICATE OF LIMITED PARTNERSHIP

  1. LIMITED PARTNERSHIP NAME:                    McKerley Health Care Center -
                                                  Concord Limited Partnership

  2. OFFICE ADDRESS:                              One Fisher Avenue
                                                  Penacook, New Hampshire 03303

  3. AGENT:                                       McKerley Health Care Center -
                                                  Concord, Inc.

  4. AGENT'S ADDRESS:                             One Fisher Avenue
                                                  Penacook, New Hampshire 03303

  5. GENERAL PARTNER:
NAME:                                             BUSINESS ADDRESS:

McKerley Health Care Center --                    One Fisher Avenue
Concord, Inc.                                     Penacook, NH 03303

  6. LATEST DATE LIMITED PARTNERSHIP IS TO BE DISSOLVED:
     December 31, 2042


     Signed under penalty of perjury as of the I7th day of November, 1992.



                                     MCKERLEY HEALTH CARE CENTER - CONCORD, INC.



                                     By: /s/ [Graphic Signature Omitted]
                                         ---------------------------------------
                                         President

                                                                    FILED
                                                                 NOV 17 1992
                                                                NEW HAMPSHIRE
                                                              SECRETARY OF STATE

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                                                                      C4 - 4139

                             STATE OF NEW HAMPSHIRE

Filing Fee $35.00                                                       304-B:9

                  STATEMENT OF CHANGE OF REGISTERED AGENT AND
                   REGISTERED OFFICE BY A LIMITED PARTNERSHIP

TO THE SECRETARY OF STATE OF THE STATE OF NEW HAMPSHIRE

This certificate of amendment of Limited Partnership submits the following information for the purpose of changing the registered agent and registered office of the partnership. The amendment states the following:

FIRST: The name of the partnership is McKerley Healthcare Center-Concord Limited Partnership

SECOND: The partnership was formed on November 17, 1992.

THIRD: The name of the registered agent is recorded as: McKerley Healthcare Center Concord, Inc.

FOURTH: The street address, town/city of the registered agent is recorded as:
One Fisher Ave., P0 Box 9018, Penacook, NH 03303.

FIFTH: The name of its new registered agent is: CT Corporation System.

SIXTH: The street address, town/city of its new registered agent is 9 Capitol Street, Concord, NH 03301.

SEVENTH: The street address, town/ city of its registered office and the address of the business office of its registered agent, as changed, will be identical.

EIGHTH: CT Corporation System hereby consents to serve as the registered agent for this corporation.


                                                         KORRI A. BEHLER
                                                  Special Assistant Secretary

                                             /s/ graphic
                                         By: -----------------------------------
                                         CT Corporation System


                                         Dated: June 2, 1999

                                         McKerley Healthcare Center Concord, LP


                                             /s/ [Graphic Signature Omitted]
                                         By: -----------------------------------
                                         Ira C. Guberbernick, Vice President,
                                         Chairman's Office and Corporate
                                         Secretary of McKerley Healthcare Center
                                         Concord, Inc., General Partner
           FILED
       JUN 07 1999
     WILLIAM M. GARDNER
        NEW HAMPHIRE
     SECRETARY OF STATE